UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 1, 2024 (July 31, 2024)

Date of Report (Date of earliest event reported)

REGENCY CENTERS CORPORATION

(Exact name of registrant as specified in its charter)

Florida	001-12298	59-3191743
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

One Independent Drive, Suite 114

Jacksonville, Florida 32202

(Address of principal executive offices) (Zip Code)

(904) 598-7000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Regency Centers Corporation

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	REG	The Nasdaq Stock Market LLC
6.250% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share	REGCP	The Nasdaq Stock Market LLC
5.875% Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share	REGCO	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers.

On July 31, 2024, the Board of Directors (the “Board”) of Regency Centers Corporation (the “Company”) voted to (1) increase the number of directors on the Company’s Board from eleven (11) to twelve (12), and (2) elect Gary E. Anderson to serve as a director of the Company. Mr. Anderson’s term will begin on August 1, 2024 and expire at the Company’s 2025 annual meeting of stockholders and until his successor, if any, has been identified. Mr. Anderson will initially serve on the Board’s Compensation and Investment committees. The Company has determined that Mr. Anderson is independent of the Company and its management within the meaning of the Nasdaq Stock Market listing standards.

Mr. Anderson will participate in the Company’s standard compensation program for non-employee directors, consisting of an annual cash retainer of $75,000, additional cash retainers for membership on the Committees on which he serves, and an annual common stock rights grant valued at $125,000 (based on the Company’s stock price at the date of grant), which vests on the first anniversary of the grant. Mr. Anderson’s compensation will be prorated to reflect his partial year of service from August 1, 2024 until the Company’s 2025 annual meeting of shareholders. A description of non-executive director compensation is set forth in the section entitled “Director Compensation” in the Company’s proxy statement filed March 20, 2024.

There is no arrangement or understanding pursuant to which Mr. Anderson was elected as a director of the Company, and there are no related party transactions involving Mr. Anderson that would require disclosure under Item 404(a) of Regulation S-K.

On July 31, 2024, the Company issued a press release, attached as Exhibit 99.1 to this Form 8-K, announcing the appointment of Mr. Anderson to the Company’s Board..

Item 9.01	Financial Statements and Exhibits

(d) Exhibits	The following exhibits are furnished herewith:

Exhibit 99.1	Press release issued by Regency Centers Corporation on July 31, 2024.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL documents)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION

July 31, 2024	By:	/s/ Michael R. Herman
Michael R. Herman, Senior Vice President General Counsel and Corporate Secretary